UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 23, 2016

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 5.07 – Submission of Matters to a Vote of Security Holders	3

Signatures	4

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 23, 2016, NewBridge Bancorp ("NewBridge") held a special meeting of shareholders in connection with the proposed merger of NewBridge with and into Yadkin Financial Corporation (“Yadkin”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) by and among NewBridge, Yadkin and Navy Merger Sub Corp., a wholly-owned subsidiary of Yadkin, dated October 12, 2015.

Of the 37,399,699 shares of NewBridge Class A common stock outstanding and entitled to vote as of the record date for the special meeting, 27,021,725 shares were present at the special meeting in person or by proxy.  All of the 1,723,000 shares of NewBridge Class B common stock outstanding and entitled to vote as of the record date were present at the special meeting in person or by proxy.

The results of the special meeting are as follows:

PROPOSAL 1: NEWBRIDGE MERGER PROPOSAL – the proposal to approve the merger agreement and the merger, each as more fully described in the joint proxy statement/prospectus:

Number of Shares of Class A Common Stock:
Votes For	Votes Against	Abstentions	Broker Non-Votes
26,534,461	226,186	261,078	0

Number of Shares of Class B Common Stock:
Votes For	Votes Against	Abstentions	Broker Non-Votes
1,723,000	0	0	0

Accordingly, this proposal, having received the votes required by applicable statute, was declared to be duly adopted by the shareholders.

PROPOSAL 2: NEWBRIDGE MERGER-RELATED COMPENSATION PROPOSAL – the proposal to approve, on an advisory (non-binding) basis, the compensation that certain executive officers of NewBridge may receive in connection with the merger pursuant to existing agreements or arrangements with NewBridge.

Number of Shares of Class A Common Stock:
Votes For	Votes Against	Abstentions	Broker Non-Votes
22,762,316	3,621,072	638,337	0

Number of Shares of Class B Common Stock:
Votes For	Votes Against	Abstentions	Broker Non-Votes
1,723,000	0	0	0

Accordingly, this proposal, having received the votes required by applicable statute, was declared to be duly adopted by the shareholders.

PROPOSAL 3:  NEWBRIDGE ADJOURNMENT PROPOSAL – the proposal to adjourn the special meeting of shareholders, if necessary or appropriate, to solicit additional proxies in favor of the NewBridge Merger Proposal:

Number of Shares of Class A Common Stock:
Votes For	Votes Against	Abstentions	Broker Non-Votes
24,622,170	2,033,283	366,272	0

Number of Shares of Class B Common Stock:
Votes For	Votes Against	Abstentions	Broker Non-Votes
1,723,000	0	0	0

Accordingly, this proposal, having received the votes required by applicable statute, was declared to be duly adopted by the shareholders.

NewBridge did not propose the adjournment of the special meeting as there were sufficient votes to approve the NewBridge Merger Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2016	NEWBRIDGE BANCORP

	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Senior Executive Vice President and Chief Financial Officer